UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

VICTORY COMMERCIAL MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-228242	37-1865646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

3rd Floor, 369 Lexington Ave,

New York, NY 10017

(Address of Principal Executive Offices)

(212)-922-2199

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Termination of Previous Independent Registered Public Accounting Firm

On February 28, 2019, the Board of Directors (the “Board”) of Victory Commercial Management Inc. (the “Company”) decided not to re-elect RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018, effective immediately. The reports issued by RBSM with respect to the Company’s consolidated financial statements as of December 31, 2017 and 2016, and for the two years then ended did not contain an adverse opinion or a disclaimer of opinion, except that the reports stated that substantial doubt was raised about the Company’s ability to continue as a going concern as of December 31, 2017.

During the Company’s years ended December 31, 2017 and 2016, and through the subsequent interim period preceding RBSM’s dismissal, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to RBSM and have requested that RBSM furnish us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from RBSM, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 28, 2019, the Board approved the engagement of Wei Wei & Co., LLP (“WWC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for fiscal year ending December 31, 2018 and to review the Company’s unaudited quarterly consolidated financial information for the quarters ending March 31, 2019, June 30, 2019, and September 30, 2019, effectively immediately.

During the two most recent fiscal years and through the subsequent interim period preceding WWC’s engagement, the Company has not consulted with WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from RBSM LLP, dated March 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Commercial Management Inc.

Date: March 1, 2019	By:	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer,
Treasurer and Chairman

	By:	/s/ Xiaolong Zhou
Xiaolong Zhou
Chief Financial Officer, Principal Accounting Manager